VICPB-SUM SUP-1

Summary Prospectus Supplement dated October 13, 2016

The purpose of this mailing is to provide you with changes to the current Summary Prospectuses for Series I and Series II shares of the Fund listed below:

Invesco V.I. Core Plus Bond Fund

The following information replaces the table in its entirety appearing under the heading “Management of the Fund” in the summary prospectuses:

“Portfolio Managers	Title	Length of Service on the Fund
Matthew Brill	Portfolio Manager	2015
Chuck Burge	Portfolio Manager	2009
Michael Hyman	Portfolio Manager	2015
Joseph Portera	Portfolio Manager	2015
Rashique Rahman	Portfolio Manager	2015
Scott Roberts	Portfolio Manager	2012
Robert Waldner	Portfolio Manager	2015”

VICPB-SUM SUP-1